[Pioneer Logo]



Pioneer
America Income
Trust

ANNUAL REPORT 12/31/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    6

Schedule of Investments                           10

Financial Statements                              12

Notes to Financial Statements                     18

Report of Independent Public Accountants          22

Trustees, Officers and Service Providers          23

Retirement Plans From Pioneer                     24

Programs and Services for Pioneer Shareowners     26

The Pioneer Family of Mutual Funds                28

Pioneer America Income Trust

LETTER FROM THE CHAIRMAN 12/31/99

Dear Shareowner,
--------------------------------------------------------------------------------
In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings so that they too can have a share in these winners. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

We know it's challenging to digest all this information. But no one can know with absoloute certainty which stocks or bonds will have good performance from day to day. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend may not help you reach the financial goals for which you are aiming. We think a well reasoned investment plan will.

As in any other year, the first few months of this year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

Among the key topics to cover with your advisor is your retirement - including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if your haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution because April 15 falls on a Saturday. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

I encourage you to read on to learn more about Pioneer America Income Trust. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.



Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer America Income Trust

PORTFOLIO SUMMARY 12/31/99

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[Pie Chart]

U.S. Government Ageny Obligations 57%
U.S. Treasury Obligations 41%
Short-Term Cash Equivalents 2%

[End Pie Chart]

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[Pie Chart]

0-2 Years 5.3%
2-5 Years 8.1%
5-7 Years 16.0%
7-10 Years 31.4%
10-20 Years 30.4%
20+ Years 8.8%

[End Pie Chart]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1. Government National Mortgage Association, 6.5%, 4/15/28         9.68%
 2. U.S. Treasury Bonds, 8.0%, 11/15/21                             8.90
 3. Government National Mortgage Association, 7.5%, 2/15/27         6.81
 4. Government National Mortgage Association, 6.5%, 6/15/28         6.52
 5. U.S. Treasury Bonds, 7.25%, 5/15/16                             6.24
 6. U.S. Treasury Notes, 6.625%, 5/15/07                            5.47
 7. U.S. Treasury Notes, 6.875%, 5/15/06                            5.32
 8. U.S. Treasury Bonds, 9.125%, 5/15/09                            4.55
 9. U.S. Treasury Bonds, 6.375%, 9/30/01                            3.74
10. Government National Mortgage Association, 7.5%, 8/15/29         3.69

Fund holdings will vary for other periods.

Pioneer America Income Trust

PERFORMANCE UPDATE 12/31/99                            CLASS A SHARES


Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/99   12/31/98
                 $9.30      $10.10


Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.549           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.

-----------------------------------------
Average Annual Total Returns
(As of December 31, 1999)

             Net Asset    Public Offering
Period         Value          Price*
10 Years       6.34           5.85
5 Years        6.24           5.27
1 Year        -2.52          -6.95
-----------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000

[Mountain Chart]

        Pioneer America Income Trust*      Lehman Brothers Government Bond Index
12/89    9550                              10000
        10412                              10872
12/91   11665                              12539
        12455                              13444
12/93   13586                              14875
        13046                              14372
12/95   15142                              17008
        15489                              17478
12/97   16807                              19152
        18114                              21039
12/99   17657                              20566

[End Mountain Chart]

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer America Income Trust

PERFORMANCE UPDATE 12/31/99                            CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/99   12/31/98
                 $9.28      $10.07


Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.470           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.


---------------------------------------
Average Annual Total Returns
(As of December 31, 1999)

                     If          If
Period              Held      Redeemed*
Life of Fund
(4/29/94)           4.67%       4.54%
5 Years             5.44        5.28
1 Year             -3.24       -6.93
---------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

Growth of $10,000

[Mountain Chart]

        Pioneer America Income Trust*      Lehman Brothers Government Bond Index
4/94    10000                              10000
         9952                               9964
12/94    9943                              10041
        10856                              11166
12/95   11442                              11883
        11186                              11668
12/96   11624                              12211
        11890                              12531
12/97   12508                              13381
        12878                              13942
12/98   13394                              14699
        13002                              14365
12/99   12866                              14369

[End Mountain Chart]

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

PERFORMANCE UPDATE 12/31/99                            CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/99   12/31/98
                 $9.28      $10.07


Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.474           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

---------------------------------------
Average Annual Total Returns
(As of December 31, 1999)
                     If          If
Period              Held      Redeemed*
Life of Fund
(1/31/96)           3.15%       3.15%
1 Year             -3.19       -3.19
---------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments made within one year of purchase.

Growth of $10,000

[Mountain Chart]

        Pioneer America Income Trust*      Lehman Brothers Government Bond Index
1/96    10000                              10000
         9748                               9714
6/96     9728                               9759
         9861                               9924
12/96   10104                              10214
        10020                              10131
6/97    10335                              10481
        10607                              10832
12/97   10890                              11192
        10995                              11361
6/98    11194                              11661
        11680                              12306
12/98   11663                              12295
        11531                              12119
6/99    11313                              12016
        11372                              12095
12/99   11291                              12019

[End Mountain Chart]

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

PORTFOLIO MANAGEMENT DISCUSSION 12/31/99

December 31, 1999 ended a difficult year for most fixed-income securities as the Federal Reserve Board raised short-term interest rates in an attempt to slow economic activity. In the following conversation, Sherman B. Russ and Kenneth J. Taubes, co-heads of Pioneer's fixed-income management team, discuss the factors and events that shaped performance during the year.

Q. The past year was challenging for bonds. How did Pioneer America Income Trust perform?

A. Rising interest rates throughout the year hampered the performance of all bond investments, your Fund included. (By nature, bond prices tend to fall as interest rates rise.) The Fund did relatively well, considering the environment. In addition to maintaining the highest quality credit standards, Pioneer America Income Trust continued to produce an attractive level of income. (Quality ratings apply to underlying portfolio securities, not fund shares.) At the end of 1999, the 30-day SEC yield on the Fund's Class A shares stood at 5.67%. For the 12 months ending December 31, 1999, Class A shares generated a total return of -2.52%, Class B -3.24% and Class C -3.19%, all at net asset value. In comparison, the average return of the 179 general U.S. government funds followed by Lipper, Inc. was -3.01% for the same period.

   Despite their credit safety, U.S. Treasury securities experienced the steepest price declines among fixed-income sectors as interest rates rose, making your Fund's comparatively solid performance particularly notable. Unlike some of the other funds in its peer group, the Fund invests only in those securities that carry the full faith and credit guarantee of the U.S. government. (This guarantee applies to the timely payment of interest and principal, not to the underlying value of the securities themselves, or the value of the fund shares.) Other funds in the U.S. government fund category can invest a portion of their assets in U.S. agency and corporate debt, foreign government issues, and even equities. Because these securities involve greater risk, they often provide higher returns.

Q. 1999 was the second worst year for bonds since 1973 - only 1994 was worse. What made the investment environment so challenging?

A. A shift in market sentiment and investment conditions, which changed sharply from the first half of the year to the second, was

Pioneer America Income Trust

   largely responsible; it resulted in the rising interest rate climate. U.S. Treasurys are more sensitive to interest rate changes than other bond sectors because of their virtual absence of credit risk - they don't have the advantage (or, sometimes disadvantage) of economic forces that can influence the performance of other types of fixed-income securities. Price movement in other sectors depends on the security's sensitivity not to just interest rate changes, but credit conditions - which happened to benefit from the strong economy.

   At the start of 1999, interest rates were at extraordinarily low levels in the aftermath of 1998's international financial crisis. The Federal Reserve Board had cut short-term rates in the final months of 1998 to keep the U.S. economy strong enough to help stimulate economies worldwide. Instead of faltering, however, the U.S. economy remained vibrant; and many foreign economies - especially in Asia - recovered faster and hardier than investors expected. By mid-year, worries about excessive economic growth and a revival of inflation prompted investors to push yields higher and bond prices lower. Meanwhile, the Federal Reserve Board raised short-term interest rates three times in 1999, bringing levels back to where they were prior to the international crisis. The yield on long-term bonds, as measured by the 30-year U.S. Treasury bond, rose to 6.48% from 5.09% during the course of 1999. The result: long-term Treasury bonds generated a return of -8.96% in 1999, which stood in stark contrast to the 13.06% return produced only one year earlier as interest rates fell.

Q. What strategies did you use to manage the effect of rising interest rates on the Fund?

A. We took measures to emphasize income and limit interest rate risk by increasing the Fund's position in mortgage-backed securities, steps that worked well for the Fund. Mortgage-backed securities offered an attractive yield advantage to U.S. Treasurys. The higher stream of income helped offset some of the bonds' price declines. In addition, stronger relative demand for mortgage-backed securities helped them to perform markedly better than U.S. Treasurys.

   During the year, we added to the Fund's holdings in GNMAs (Government National Mortgage Association), favoring securities with higher coupons (stated rate of interest) to help boost the Fund's income. We also extended the maturities of GNMA hold-

Pioneer America Income Trust

PORTFOLIO MANAGEMENT DISCUSSION 12/31/99                           (continued)

   ings, reducing investments in securities with 15-year maturities to build investments with 30-year maturities. Longer-term bonds had become attractively priced, and we believe they can offer the opportunity to increase total return when rates on mortgage-backed securities begin to descend.

   Given the rough conditions for U.S. Treasurys, the Fund reduced its emphasis on them to as low as 36.9% - which is especially low by the Fund's historical standards - mid-way through the year from 42.5% of the portfolio at the start of the year. We believe the credit safety and liquidity of Treasurys is consistent with the Fund's conservative nature and can still benefit the portfolio over time.

Q. What is your outlook in the months ahead?

A. The Federal Reserve Board already has raised short-term interest rates by three quarters of a percentage point since June of last year. We believe the Fed is still pursuing a goal of economic growth at more sustainable rates, so further increases cannot be ruled out. Furthermore, if the Fed institutes additional rate increases, as the market is anticipating, the cumulative actions may begin to moderate economic growth later in 2000 - a positive for bonds. In addition, it appears that current bond prices already reflect the effect of higher rates, suggesting that prices have room to improve.

   We also see some encouraging developments in the mortgage-backed securities market. Consumer demand for mortgages has declined with the rise in interest rates. Consequently, banks have issued fewer mortgages, diminishing the supply of securities. However, demand for mortgage-backed securities remains strong. The combination of lower supply and heavy demand should help these securities outperform other sectors.

   Admittedly, the past year has been a difficult one for bond investors. All financial markets experience periods of turbulence - and while those periods challenge even the most seasoned investors in the short term, dramatic market changes often create longer-term opportunity. We think fixed-income securities look very attractive right now in light of their value relative to equities, based on broad stock and bond market indices. For the past several years, U.S. bonds have not performed as well as stocks. However, if the

Pioneer America Income Trust


   economy slows, as we think it will, investors could well be rewarded if they rebalance portfolios whose allocations may have become too heavily tilted toward stocks as stock prices rose. The value of bonds is especially pronounced given the low level of inflation. "Real" interest rates - or the rate received by the investor after inflation is removed - are historically high, thanks to inflation remaining well contained. In our opinion, the Fund can offer investors solid long-term value, competitive income and among the highest credit quality securities available.

Pioneer America Income Trust

SCHEDULE OF INVESTMENTS 12/31/99


 Principal
   Amount                                                             Value
                INVESTMENT IN SECURITIES - 98.4%
                U.S. GOVERNMENT OBLIGATIONS - 40.8%
$5,000,000      U.S. Treasury Bonds, 6.375%, 9/30/01            $ 5,009,850
 5,590,000      U.S. Treasury Bonds, 9.125%, 5/15/09              6,094,274
 2,000,000      U.S. Treasury Bonds, 10.375%, 11/15/09            2,299,820
 3,000,000      U.S. Treasury Bonds, 10.0%, 5/15/10               3,436,800
 8,000,000      U.S. Treasury Bonds, 7.25%, 5/15/16               8,353,600
10,500,000      U.S. Treasury Bonds, 8.0%, 11/15/21              11,906,475
 2,000,000      U.S. Treasury Notes, 6.25%, 1/31/02               1,999,820
 7,000,000      U.S. Treasury Notes, 6.875%, 5/15/06              7,117,180
 7,300,000      U.S. Treasury Notes, 6.625%, 5/15/07              7,326,061
 2,000,000      U.S. Treasury Notes, 6.0%, 8/15/09                1,936,880
                                                                -----------
                Total U.S. Government Obligations               $55,480,760
                                                                -----------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 57.6%
   206,039      Government National Mortgage Association,
                   10.0%, 11/15/18 to 1/15/19                   $   224,315
   483,653      Government National Mortgage Association,
                   9.0%, 9/15/16 to 4/15/20                         509,532
   376,550      Government National Mortgage Association,
                   8.5%, 7/15/24                                    387,982
 2,873,081      Government National Mortgage Association,
                   6.0%, 10/15/28                                 2,620,480
27,801,084      Government National Mortgage Association,
                   6.5%, 4/15/28 to 10/15/28                     26,154,703
12,455,890      Government National Mortgage Association,
                   7.0%, 2/15/28 to 5/15/29                      12,048,230
18,778,902      Government National Mortgage Association,
                   7.5%, 2/15/27 to 9/15/29                      18,594,903
 5,546,666      Government National Mortgage Association,
                   8.0%, 10/15/14 to 11/15/29                     5,615,441
   271,244      Government National Mortgage Association I,
                   10.0%, 3/15/20                                   295,303
    78,713      Government National Mortgage Association II,
                   10.0%, 1/20/06                                    82,128
 1,655,367      Government National Mortgage Association II,
                   9.0%, 3/20/18 to 11/20/24                      1,723,716
 4,878,000      Government National Mortgage Association II,
                   8.0%, 5/20/25 to 4/20/27                       4,914,635

10    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust


  Principal
   Amount                                                               Value
$ 2,903,196      Government National Mortgage Association II,
                    7.0%, 2/20/29                                $  2,800,074
     13,225      Government National Mortgage Association
                    Midget, 10.5%, 1/15/01 to 8/15/03                  13,603
     77,260      Government National Mortgage Association
                    Midget, 9.5%, 12/15/03                             79,598
  2,344,182      Government National Mortgage Association
                    Midget, 6.5%, 5/15/13                           2,276,061
                                                                 ------------
                 Total U.S. Government Agency Obligations        $ 78,340,704
                                                                 ------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $138,845,792)                             $133,821,464
                                                                 ------------
                 TEMPORARY CASH INVESTMENT - 1.6%
                 Repurchase Agreement - 1.6%
  2,200,000      Credit Suisse First Boston Group, Inc.,
                    3.0% dated 12/31/99, repurchase price of
                    $2,200,000 plus accrued interest on 1/3/00,
                    collateralized by $2,188,000 U.S. Treasury
                    Notes, 6.375%, 8/15/02
                 TOTAL TEMPORARY CASH INVESTMENT                 $  2,200,000
                 (Cost $2,200,000)                               ------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100%
                 (Cost $141,045,792) (a)(b)                      $136,021,464
                                                                 ============

Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(a) At December 31,1999, the net unrealized loss on investment s based on cost for federal income tax purposes of $141,045,792 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $    98,685

      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (5,123,013)
                                                                    -----------
      Net unrealized loss                                           $(5,024,328)
                                                                    ===========

(b) At December 31, 1999, the Trust had a net capital loss carryforward of $8,703,136 which will expire between 2002 and 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1999 aggregated $104,723,644 and $112,094,598, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer America Income Trust

BALANCE SHEET 12/31/99


ASSETS:
  Investment in securities, at value (including temporary cash
     investment of $2,200,000) (cost $141,045,792)                 $136,021,464
  Cash                                                                    8,929
  Receivables -
     Fund shares sold                                                    67,079
     Interest                                                         1,094,474
  Other                                                                   5,933
                                                                   ------------
     Total assets                                                  $137,197,879
                                                                   ------------
LIABILITIES:
  Payables -
     Fund shares repurchased                                       $    236,187
     Dividends                                                          159,727
  Due to affiliates                                                     112,852
  Accrued expenses                                                       99,755
                                                                   ------------
     Total liabilities                                             $    608,521
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $150,777,706
  Accumulated undistributed net investment income                        27,746
  Accumulated net realized loss on investments                       (9,191,766)
  Net unrealized loss on investments                                 (5,024,328)
                                                                   ------------
     Total net assets                                              $136,589,358
                                                                   ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $111,262,407/11,960,969 shares)                $       9.30
                                                                   ============
  Class B (based on $19,694,654/2,121,921 shares)                  $       9.28
                                                                   ============
  Class C (based on $5,632,297/606,993 shares)                     $       9.28
                                                                   ============
MAXIMUM OFFERING PRICE:
  Class A                                                          $       9.74
                                                                   ============


12    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

STATEMENT OF OPERATIONS
For the Year Ended 12/31/99


INVESTMENT INCOME:
  Interest                                                              $   9,896,944
                                                                        -------------
EXPENSES:
  Management fees                                           $738,275
  Transfer agent fees
     Class A                                                 284,754
     Class B                                                  55,327
     Class C                                                  15,337
  Distribution fees
     Class A                                                 298,326
     Class B                                                 208,892
     Class C                                                  74,352
  Administrative fees                                         34,629
  Custodian fees                                              38,419
  Registration fees                                           69,728
  Professional fees                                           45,367
  Printing                                                    21,581
  Fees and expenses of nonaffiliated trustees                 27,150
  Miscellaneous                                                8,565
                                                            --------
     Total expenses                                                     $   1,920,702
     Less management fees waived by Pioneer Investment
        Management, Inc.                                                     (196,175)
     Less fees paid indirectly                                                (32,174)
                                                                        -------------
     Net expenses                                                       $   1,692,353
                                                                        -------------
        Net investment income                                           $   8,204,591
                                                                        -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                      $  (2,535,201)
  Change in net unrealized gain on investments                             (9,836,502)
                                                                        -------------
     Net loss on investments                                            $ (12,371,703)
                                                                        -------------
     Net decrease in net assets resulting from operations               $  (4,167,112)
                                                                        =============


The accompanying notes are an integral part of these financial statements.   13

Pioneer America Income Trust

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 12/31/99 and 12/31/98


                                                         Year Ended         Year Ended
                                                          12/31/99           12/31/98
FROM OPERATIONS:
Net investment income                                   $  8,204,591       $  8,813,891
Net realized gain (loss) on investments                   (2,535,201)         1,015,080
Change in net unrealized gain on investments              (9,836,502)         1,617,464
                                                        ------------       ------------
  Net increase (decrease) in net assets resulting
   from operations                                      $ (4,167,112)      $ 11,446,435
                                                        ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.55 and $0.58 per share, respectively)     $ (6,822,957)      $ (7,662,749)
  Class B ($0.47 and $0.51 per share, respectively)       (1,022,504)          (792,353)
  Class C ($0.47 and $0.52 per share, respectively)         (368,171)          (330,576)
                                                        ------------       ------------
   Total distributions to shareholders                  $ (8,213,632)      $ (8,785,678)
                                                        ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 94,603,768       $ 71,663,010
Reinvestment of distributions                              6,082,057          6,242,716
Cost of shares repurchased                              (115,133,507)       (70,885,637)
                                                        ------------       ------------
  Net increase (decrease) in net assets resulting
   from fund share transactions                         $(14,447,682)      $  7,020,089
                                                        ------------       ------------
  Net increase (decrease) in net assets                 $(26,828,426)      $  9,680,846
NET ASSETS:
Beginning of year                                        163,417,784        153,736,938
                                                        ------------       ------------
End of year (including accumulated undistributed net
  investment income of $27,746 and $36,195,
  respectively)                                         $136,589,358       $163,417,784
                                                        ============       ============


CLASS A                              '99 Shares     '99 Amount            '98 Shares      '98 Amount
Shares sold                           8,061,406     $79,323,896            3,719,228     $ 37,434,949
Reinvestment of distributions           539,447       5,190,686              553,656        5,539,806
Less shares repurchased              (9,401,649)    (92,135,263)          (5,414,082)     (54,421,651)
                                     ----------     -----------           ----------     ------------
  Net decrease                         (800,796)    $(7,620,681)          (1,141,198)    $(11,446,896)
                                     ==========     ===========           ==========     ============
CLASS B
Shares sold                           1,095,455     $10,618,307            1,759,137     $ 17,658,764
Reinvestment of distributions            72,923         699,032               55,353          553,156
Less shares repurchased              (1,290,255)    (12,492,019)            (775,704)      (7,755,185)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)              (121,877)    $(1,174,680)           1,038,786     $ 10,456,735
                                     ==========     ===========           ==========     ============
CLASS C
Shares sold                             483,216     $ 4,661,565            1,651,735     $ 16,569,297
Reinvestment of distributions            20,092         192,339               14,959          149,754
Less shares repurchased              (1,076,979)    (10,506,225)            (867,882)      (8,708,801)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)              (573,671)    $(5,652,321)             798,812     $  8,010,250
                                     ==========     ===========           ==========     ============

14    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

FINANCIAL HIGHLIGHTS 12/31/99

                                                            Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                             12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
CLASS A
Net asset value, beginning of year                           $ 10.10      $  9.93      $  9.77      $  10.20     $   9.41
                                                             -------      -------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.55      $  0.58      $  0.64      $   0.64     $   0.68
 Net realized and unrealized gain (loss) on investments        (0.80)        0.17         0.16         (0.43)        0.79
                                                             -------      -------      -------      --------     --------
  Net increase (decrease) from investment operations         $ (0.25)     $  0.75      $  0.80      $   0.21     $   1.47
Distributions to shareholders:
 Net investment income                                         (0.55)       (0.58)       (0.64)        (0.64)       (0.68)
                                                             -------      -------      -------      --------     --------
Net increase (decrease) in net asset value                   $ (0.80)     $  0.17      $  0.16      $  (0.43)    $   0.79
                                                             -------      -------      -------      --------     --------
Net asset value, end of year                                 $  9.30      $ 10.10      $  9.93      $   9.77     $  10.20
                                                             =======      =======      =======      ========     ========
Total return*                                                  (2.52)%       7.78%        8.51%         2.29%       16.06%
Ratio of net expenses to average net assets+                    1.01%        1.00%        1.02%         1.01%        1.02%
Ratio of net investment income to average net assets+           5.63%        5.80%        6.55%         6.51%        6.85%
Portfolio turnover rate                                           72%          81%          63%           43%          62%
Net assets, end of year (in thousands)                      $111,262     $128,925     $138,022      $145,408     $162,708
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                  1.14%        1.10%        1.14%         1.17%        1.22%
  Net investment income                                         5.50%        5.70%        6.43%         6.35%        6.65%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
  Net expenses                                                  1.00%        1.00%        1.00%         1.00%        1.00%
  Net investment income                                         5.64%        5.80%        6.57%         6.52%        6.87%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    15

Pioneer America Income Trust

FINANCIAL HIGHLIGHTS 12/31/99

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
CLASS B
Net asset value, beginning of year                          $ 10.07      $  9.90      $  9.75     $  10.17       $ 9.40
                                                            -------      -------      -------     --------       ------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.47      $  0.51      $  0.57     $   0.57       $ 0.61
 Net realized and unrealized gain (loss) on investments       (0.79)        0.17         0.15        (0.42)        0.77
                                                            -------      -------      -------     --------       ------
  Net increase (decrease) from investment operations        $ (0.32)     $  0.68      $  0.72     $   0.15       $ 1.38
Distributions to shareholders:
 Net investment income                                        (0.47)       (0.51)       (0.57)       (0.57)       (0.61)
                                                            -------      -------      -------     --------       ------
Net increase (decrease) in net asset value                  $ (0.79)     $  0.17      $  0.15     $  (0.42)      $ 0.77
                                                            -------      -------      -------     --------       ------
Net asset value, end of year                                $  9.28      $ 10.07      $  9.90     $   9.75       $10.17
                                                            =======      =======      =======     ========       ======
Total return*                                                 (3.24)%       7.08%        7.61%        1.59%       15.08%
Ratio of net expenses to average net assets+                   1.78%        1.74%        1.77%        1.75%        1.77%
Ratio of net investment income to average net assets+          4.87%        4.99%        5.78%        5.78%        5.92%
Portfolio turnover rate                                          72%          81%          63%          43%          62%
Net assets, end of year (in thousands)                      $19,695      $22,602      $11,935     $  9,557       $6,992
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                 1.91%        1.81%        1.90%        1.91%        1.97%
  Net investment income                                        4.74%        4.92%        5.65%        5.62%        5.72%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
  Net expenses                                                 1.76%        1.72%        1.75%        1.73%        1.72%
  Net investment income                                        4.89%        5.01%        5.80%        5.80%        5.97%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

16    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

FINANCIAL HIGHLIGHTS 12/31/99

                                                             Year Ended     Year Ended     Year Ended      1/31/96 to
                                                              12/31/99       12/31/98       12/31/97        10/31/96
CLASS C
Net asset value, beginning of period                           $10.07        $  9.90         $ 9.74          $10.16
                                                               ------        -------         ------          ------
Increase (decrease) from investment operations:
 Net investment income                                         $ 0.47        $  0.52         $ 0.57          $ 0.52
 Net realized and unrealized gain (loss) on investments         (0.79)          0.17           0.16           (0.42)
                                                               ------        -------         ------          ------
  Net increase (decrease) from investment operations           $(0.32)       $  0.69         $ 0.73          $ 0.10
Distributions to shareholders:
 Net investment income                                          (0.47)         (0.52)         (0.57)          (0.52)
                                                               ------        -------         ------          ------
Net increase (decrease) in net asset value                     $(0.79)       $  0.17         $ 0.16          $(0.42)
                                                               ------        -------         ------          ------
Net asset value, end of period                                 $ 9.28        $ 10.07         $ 9.90          $ 9.74
                                                               ======        =======         ======          ======
Total return*                                                   (3.19)%         7.09%          7.78%           1.04%
Ratio of net expenses to average net assets+                     1.73%          1.65%          1.73%           1.80%**
Ratio of net investment income to average net assets+            4.88%          4.97%          5.74%           5.73%**
Portfolio turnover rate                                            72%            81%            63%             43%
Net assets, end of period (in thousands)                       $5,632        $11,891         $3,780          $1,306
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                   1.85%          1.70%          1.85%           1.95%**
  Net investment income                                          4.76%          4.92%          5.62%           5.58%**
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
  Net expenses                                                   1.70%          1.62%          1.68%           1.76%**
  Net investment income                                          4.91%          5.00%          5.79%           5.77%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+ Ratios assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.    17

Pioneer America Income Trust

NOTES TO FINANCIAL STATEMENTS 12/31/99

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal

Pioneer America Income Trust


   income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

   At December 31, 1999, the Trust reclassified $592 from accumulated net realized loss on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Trust's capital accounts on a tax basis.

C. Fund Shares

   The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $27,764 in underwriting commissions on the sale of fund shares during the year ended December 31, 1999.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of

Pioneer America Income Trust

NOTES TO FINANCIAL STATEMENTS 12/31/99                             (continued)

   related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory

Pioneer America Income Trust


reporting and insurance premiums, are paid by the Trust. At December 31, 1999, $44,421 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $32,584 in transfer agent fees payable to PSC at December 31, 1999.

4. Plans of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $35,847 in distribution fees payable to PFD at December 31, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1999, CDSCs in the amount of $100,841 were paid to PFD.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended December 31, 1999, the Trust's expenses were reduced by $32,174 under such arrangements.

Pioneer America Income Trust

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer America Income Trust:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust as of December 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 4, 2000

Pioneer America Income Trust

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President
Margaret B.W. Graham            Sherman B. Russ, Vice President
John W. Kendrick                Eric W. Reckard, Treasurer
Marguerite A. Piret             Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.





Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds
      United States
      Pioneer Capital Growth Fund
      Pioneer Growth Shares
      Pioneer Micro-Cap Fund
      Pioneer Mid-Cap Fund
      Pioneer Small Company Fund
      Pioneer Tax-Managed Fund


      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Indo-Asia Fund
      Pioneer International Growth Fund
      Pioneer World Equity Fund


      Growth and Income Funds
      Pioneer Fund
      Pioneer II
      Pioneer Balanced Fund
      Pioneer Equity-Income Fund
      Pioneer Real Estate Shares

      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer Limited Maturity Bond Fund
      Pioneer Strategic Income Fund


      Tax-Free
      Pioneer Tax-Free Income Fund


      Money Market Fund
      Pioneer Cash Reserves Fund*





* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


28
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                           This page for your notes.

















                                                                              29
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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer Logo] Pioneer Investment Management, Inc.
               60 State Street
               Boston, Massachusetts 02109
               www.pioneerfunds.com

7312-00-0200
(Copyright) Pioneer Funds Distributor, Inc.
[Recycle Logo] Printed on Recycled Paper